
                                       SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                         MONTHLY PERIOD ENDING  April 30, 2004
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 1999-A
                                        Class A - 055237AJ0 Class B - 055237AK7
                                      Secured Note Trust - 05526RAA2 and U06851AA4


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $ 67,496,299.66
                                                                                                        ---------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $  3,360,623.10
                                                                                                        ---------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $    663,212.21
                                                                                                        ---------------

4.          The aggregate amount of Servicer Interchange                                                $    182,942.71
                                                                                                        ---------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to
            the Series 1999-A   Certificates                                                            $  4,045,974.86
                                                                                                        ---------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 1999-A  Certificates                                                                 $ 67,496,299.66
                                                                                                        ---------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable
            to the Series 1999-A -Certificates                                                          $324,375,000.00
                                                                                                        ---------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $          0.00
                                                                                                        ---------------

9.          The Collateral Interest on the Transfer Date of the current calendar month, after giving
            effect to the deposits and withdrawals specified above, is equal to                         $ 40,000,000.00
                                                                                                        ---------------

10.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $    484,400.00
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $     35,688.89
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $     64,711.11
                                                                                                        ---------------

11.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $432,500,000.00
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $ 27,500,000.00
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $ 40,000,000.00
                                                                                                        ---------------

12.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $432,984,400.00
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $ 27,535,688.89
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $ 40,064,711.11
                                                                                                        ---------------


13.         To the knowledge of the undersigned, no Series 1999-A Pay Out Event or Trust Pay
            Out Event has occurred except as described below:
            None


          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this  Certificate this  15th  day  of  April,  2004.


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/  Brian  P.  Sterling
          -----------------------------
          Name:     Brian  P.  Sterling
          -----------------------------
          Title:    Vice  President
          -------------------------